 Blue Sphere Corporation S-1/A

Exhibit 10.56

BLUE SPHERE CORPORATION

PRE-FUNDED WARRANT

WARRANT NUMBER:	[___]
ISSUANCE DATE:	[___], 2017

THIS PRE-FUNDED WARRANT (this “Warrant”) certified that, for value received, BLUE SPHERE CORPORATION, a Nevada corporation (the “Company”), as of [___], 2017 (the “Issuance Date”), hereby certifies that [___], or its registered assigns (the “Warrant Holder”), is entitled, subject to the terms set forth below, to purchase from the Company [___] shares (the “Warrant Shares”) of the Company’s common stock, $0.001 par value per share (“Common Stock”), exercisable at the per share Exercise Price (as defined in Section 7). This Warrant may be exercised any time after Issuance Date and until this Warrant is exercised in full (the “Expiration Date”), subject to the following terms and conditions set out in this Warrant.

1.

Registration of Warrant. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Warrant Holder hereof from time to time. The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.

Investment Representation. The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws. The Warrant Holder acknowledges that the certificates representing any Warrant Shares may bear a legend indicating that they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the Securities Act and in accordance with federal and state securities laws. If this Warrant was acquired by the Warrant Holder pursuant to the exemption from the registration requirements of the Securities Act afforded by Regulation S thereunder, the Warrant Holder acknowledges and covenants that this Warrant may not be exercised by or on behalf of a Person during the one year distribution compliance period (as defined in Regulation S) following the date hereof. “Person” means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

3.

Validity of Warrant and Issue of Shares. The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

4.

Registration of Transfers and Exchange of Warrants.

(a)

Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 11. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

(b)

This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 11 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

5.

Exercise of Warrants.

(a)

This Warrant may be exercised at any time and from time to time from and after the Issuance Date and through and including the Expiration Date, for such number of Warrant Shares as is indicated in the form of “Election to Purchase”, which is attached hereto and incorporated herein as Exhibit A. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant. At 5:00 P.M., New York time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

(b)

Exercise of this Warrant shall be made upon surrender of this Warrant with an Election to Purchase in the form attached hereto (or attached to such New Warrant), duly completed and signed to the Company, at its address set forth in Section 11.

(c)

A “Date of Exercise” means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with an Election to Purchase in the form attached hereto (or attached to such New Warrant), appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased, as set forth herein.

(d)

Payment upon exercise may be made at the written option of the Warrant Holder either by cashless exercise, as set forth in Section 6, or in cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate purchase price, for the number of Warrant Shares specified in the Election to Purchase (as such exercise number shall be adjusted to reflect any adjustment in the total number of Warrant Shares issuable to the Warrant Holder per the terms of this Warrant) and the Warrant Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable Warrant Shares determined as provided herein.

(e)

The Company shall promptly, but in no event later than ten (10) business days after the Date of Exercise as defined herein, issue or cause to be issued and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the Act. If no such restrictive legend is applicable, upon request of the Warrant Holder, the Warrant Shares will be recorded by book entry with the Company’s transfer agent. Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

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6.

Cashless Exercise.

a)

If at any time prior to the Expiration Date there is not an effective registration statement on file with the U.S. Securities and Exchange Commission (the “Commission”) covering the resale of the Warrant Shares by the Warrant Holder, then at such time this Warrant may also be exercised by means of a cashless exercise. In such event, the Holder shall surrender this Warrant to the Company, together with a notice of cashless exercise, and the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y (A-B)/A

where:

X	=	The number of Warrant Shares to be issued to the Holder.

Y	=	The number of Warrant Shares with respect to which this Warrant is being exercised.

A	=	The average closing price of Common Stock for the five (5) trading days immediately prior to the Date of Exercise.

B	=	$0.01, as adjusted as set forth herein.

(b)

For purposes of Rule 144 of the Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Warrant Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date.

7.

Exercise Price. The aggregate Exercise Price of this Warrant, except for a nominal exercise price of $0.01 per Warrant Share, was pre-funded to the Company on or prior to the Issuance Date and, consequently, no additional consideration (other than the nominal exercise price of $0.01 per Warrant Share) shall be required to be paid by the Holder to any Person to effect any exercise of this Warrant. The Holder shall not be entitled to the return or refund of all, or any portion, of such pre-paid aggregate Exercise Price under any circumstance or for any reason whatsoever, including in the event this Warrant shall not have been exercised prior to the Termination Date. The exercise price per share under this Warrant shall be $0.01, subject to adjustment hereunder (the “Exercise Price”).

8.

Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall, at its option, (a) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (b) round the number of Warrant Shares issuable, up to the next whole number.

9.

Adjustments.

(a)

Adjustments for Subdivisions, Combinations and Other Issuances. If the outstanding shares of Common Stock are divided into a greater number of shares, by forward stock split or otherwise, or a dividend in stock is paid on the Common Stock, then the number of shares of Warrant Shares for which the Warrant is then exercisable will be proportionately increased and the Exercise Price will be proportionately reduced. Conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares of Common Stock, by reverse stock split or otherwise, then the number of Warrant Shares for which the Warrant is then exercisable will be proportionately reduced and the Exercise Price will be proportionately increased. The increases and reductions provided for in this Section 9(a) will be made with the intent and, as nearly as practicable, the effect that neither the percentage of the total equity of the Company obtainable on exercise of the Warrants nor the price payable for such percentage upon such exercise will be affected by any event described in this Section 9(a).

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(b)

Adjustments for Merger, Consolidation, Reclassification, Reorganization, Etc. In case of any change in Common Stock through merger, consolidation, reclassification, reorganization, partial or complete liquidation, purchase of all or substantially all the assets of the Company, or other change in the capital structure of the Company, then, as a condition of such change, lawful and adequate provision will be made so that the Warrant Holder will have the right thereafter to receive upon the exercise of the Warrant the kind and amount of shares of stock or other securities or property to which the Warrant Holder would have been entitled if, immediately prior to such event, the Warrant Holder had held the number of Warrant Shares obtainable upon the exercise of the Warrant. In any such case, appropriate adjustment will be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Warrant Holder, to the end that the provisions set forth herein will thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock deliverable upon the exercise of the Warrant. The Company will not permit any change in its capital structure to occur unless the issuer of the shares of stock or other securities to be received by the Warrant Holder agrees to comply with the provisions of this Warrant.

10.

Holder’s Exercise Limitations.

(a)

The Company shall not effect any exercise of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Election to Purchase, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties.  Except as set forth in the preceding sentence, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 10 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 10, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two (2) trading days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported.

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(b)

The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 10, provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 10 shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 10 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

(c)

“Affiliate” shall mean any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

(d)

“Common Stock Equivalents” shall mean any securities of the Company or any subsidiaries of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(e)

The limitations contained in this Section 10 shall apply to a successor holder of this Warrant.

11.

Notice. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or email transmission if such transmission is confirmed, by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses (or to such other addresses which such party shall subsequently designate in writing to the other party):

(a)	If to the Company:

Blue Sphere Corporation
301 McCullough Drive, 4th Floor
Charlotte, North Carolina 28262
Attention: Shlomi Palas
Email: shlomi@bluespherecorporate.com

with a copy to:

Thompson Hine LLP
335 Madison Avenue, 12th Floor
New York, NY 10017
Attention: Peter J. Gennuso, Esq.
Email: peter.gennuso@thompsonhine.com

(b)	If to the Warrant Holder:

Attention:
Email:

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12.

Miscellaneous.

(a)

This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing and signed by the Company and the Warrant Holder.

(b)

Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

(c)

Without the prior written consent of the Company, this Warrant, or any of the rights granted hereunder, shall not be transferred, assigned, pledged, hypothecated or otherwise disposed of (whether by operation of law or otherwise) by the Warrant Holder, and shall not be subject to execution, attachment or similar process, unless (i) an effective registration statement is on file with the Commission covering the resale of the Warrant Shares by the Warrant Holder, or (ii) the Warrant Shares are otherwise exempt from the registration requirements under the Act. Any such attempted transfer or disposition of the Warrant or of any rights granted hereunder contrary to the provisions of this section, or the levy of any attachment or similar process upon the Warrant or such rights, shall be null and void.

(d)

The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(e)

In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(f)

The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

(g)

This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of laws.

(h)

The Company and the Warrant Holder shall submit all disputes arising under this Warrant to arbitration in New York, New York before a single arbitrator of the American Arbitration Association (the “AAA”). The arbitrator shall be selected by application of the rules of the AAA, or by mutual agreement of the parties, except that such arbitrator shall be an attorney admitted to practice law in the State of New York. No party hereto will challenge the jurisdiction or venue provisions as provided in this section. Nothing in this section shall limit the Warrant Holder’s right to obtain an injunction for a breach of this Agreement from a court of law. Any injunction obtained shall remain in full force and effect until the arbitrator fully adjudicates the dispute.

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IN WITNESS WHEREOF, the Company and Holder have caused this Warrant to be duly executed by the authorized officer as of the date first above stated.

THE COMPANY:

blue sphere corporation

By:
Name:	Shlomi Palas
Title:	Chief Executive Officer

WARRANT HOLDER:

By:
Name:
Title:

[Signature Page to Pre-Funded Warrant]

FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

Blue Sphere Corporation

Re: Election to Purchase Shares of Common Stock Under the Warrant

Gentlemen:

In accordance with the Warrant enclosed with this Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of Common Stock of Blue Sphere Corporation at an original Exercise Price of USD $________ per share, subject to adjustment under the terms and conditions of the Warrant, and encloses herewith $____________ in cash, certified or official bank check(s), which sum represents the aggregate price for the number of shares of Common Stock to which this Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant. Any capitalized terms used but not defined in this Election to Purchase shall have the meaning ascribed to them in the accompanying Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

Name:
Taxpayer ID:
Address:

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

Name:
Address:

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from registration under the Securities Act.

HOLDER:

Name:

By:
Title:
Dated:	____________________, _________

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

NOTICE OF CASHLESS EXERCISE

TO: Blue Sphere Corporation

[Address]

Attn:  Secretary

The undersigned hereby elects to purchase ______________ shares (the “Shares”) of the Common Stock of Blue Sphere Corporation, at an original Exercise Price of USD $______ per share, pursuant to the cashless exercise provision of Section 6 of the attached Warrant.

Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

Name:
Taxpayer ID:
Address:

The undersigned represents that the undersigned is an “accredited investor,” and that the Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

HOLDER:

Name:

By:
Title:
Dated:	____________________, _________